SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K

                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                 June 30, 1997


                           Financial Asset Securitization, Inc.
                    Mortgage Participation Securities Series 1997 NAMC1

                         (Exact name of registrant as specified in its charter)


              Virginia                     0-15483            53-1526174
(State or Other Jurisdiction             (Commission      (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)


901 East Byrd Steet
Richmond, Virginia                                                 23219
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:         (804) 344-7575

Item 5.         Other Events

                On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated June 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                A.       Monthly Report Information:
                         See Exhibit No. 1


                B.       Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:


                C.       Item 1: Legal Proceedings:               NONE

                D.       Item 2: Changes in Securities:           NONE

                E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

                F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

 Exhibit No.

        1.      Monthly Distribution Report dated June 25, 1997.





                                                  Reimbur-
                                       Realized   ment of
      Beginning                        Loss of    Realized  Interest Remaining
Class  Balance    Principal  Interest Principal    Losses   Shortfall Balance
FXA-1   13702659     1673143    78790         0           0        0 12029515
FXA-2   20487874       12219   132318         0           0        0 20475655
FXA-3   11623696           0    71195         0           0        0 11623696
FXA-4   13200375           0    82502         0           0        0 13200375
FXA-5    5125000           0    33099         0           0        0  5125000
FXA-6    4001000           0    25840         0           0        0  4001000
FXA-7    1000000           0     6458         0           0        0  1000000
FXA-8   26129108     1896229   133640         0           0        0 24232879
FXA-9   26129108 NA             51442 NA                  0        0 24232879
FXP        81331          75 NA               0           0 NA          81256
FXS      9333253 NA             60277 NA                  0        0  8892020
A-1     43401198      813413   280299         0           0        0 42587785
A-2      6962000           0    44963         0           0        0  6962000
A-3      1951000           0    12600         0           0        0  1951000
A-4     13690721        9360    88419         0           0        0 13681361
P        1086884        1533 NA               0           0 NA        1085351
S        1200782 NA              7755 NA                  0        0  1108113
B-1      5187527        3278    33503         0           0        0  5184249
B-2      2110180        1333    13628         0           0        0  2108847
B-3      1318862         833     8518         0           0        0  1318029
B-4       791317         500     5111         0           0        0   790817
B-5       439621         278     2839         0           0        0   439344
B-6       703394         444     4543         0           0        0   702950
R              0           0        0         0 NA                 0        0
RP             0           0        0         0 NA                 0        0


                             Class IntReimbursement
     Beginning   Principal   Distributof RealizeRemaining
ClassBalance     DistributionDistributLosses    Balance
FXA-1 909.956039  111.108875 5.232247  0.000000  798.847164
FXA-2 999.408511    0.596049 6.454513  0.000000  998.812462
FXA-31000.000000    0.000000 6.125000  0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000  0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334  0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333  0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330  0.000000 1000.000000






FXA-8 944.453988   68.540464 4.830489  0.000000  875.913524
FXA-9 944.453988    0.000000 1.859394  0.000000  875.913524
FXP   999.288479    0.926907 0.000000  0.000000  998.361572
FXS   957.189895    0.000000 6.181851  0.000000  911.938397
A-1   999.005775   18.723075 6.451912  0.000000  980.282700
A-2  1000.000000    0.000000 6.458334  0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334  0.000000 1000.000000
A-4   999.322672    0.683191 6.453959  0.000000  998.639480
P     999.221306    1.409301 0.000000  0.000000  997.812005
S     999.219161    0.000000 6.453292  0.000000  922.105931
B-1   999.373664    0.631426 6.454289  0.000000  998.742239
B-2   999.373664    0.631427 6.454289  0.000000  998.742237
B-3   999.373663    0.631421 6.454286  0.000000  998.742242
B-4   999.373665    0.631424 6.454289  0.000000  998.742241
B-5   999.373672    0.631421 6.454284  0.000000  998.742251
B-6   999.373660    0.631370 6.454283  0.000000  998.742290
R       0.000000    0.000000 0.000000  0.000000    0.000000
RP      0.000000    0.000000 0.000000  0.000000    0.000000




                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Financial Asset Securitization, Inc.



                                 By
                                 Name:  Richard Tarnas
                                 Title:  Vice President,  The First National
                                                          Bank of Chicago

Dated:          June 30, 1997